Amendment to Waiver of Registration Rights

This Amendment to Waiver of Registration Rights (this “Amendment”) is entered into as of the date set forth on the signature page hereto between Talis Biomedical Corporation, a Delaware corporation (the “Company”), and the undersigned holders of shares of capital stock of the Company (the “Stockholders”). Capitalized terms used but not defined herein have the meanings ascribed to them in that certain Waiver of Registration Rights between the parties dated March 25, 2024 (the “Waiver”).

WHEREAS, the parties desire to extend the term of the Waiver for an additional thirty (30) days and thereby agree as follows:

1.
Section 1 of the Waiver is hereby amended and restated in its entirety as follows:

Upon the execution of this Waiver of Registration Rights by the Company and the undersigned Stockholders, and pursuant to Section 3.1 of the Registration Rights Agreement, the undersigned Stockholders hereby waive their registration rights pursuant to Sections 2.1(a) and 2.1(b) of the Registration Rights Agreement with respect to all Registrable Securities beneficially owned by the Stockholders under the Registration Rights Agreement through and including May 27, 2024.

2.
Except as modified by this Amendment, all other terms and conditions of the Waiver remain in full force and effect.
3.
This Amendment may be executed in several counterparts, and all such counterparts will constitute one agreement, binding on all of the parties hereto.
4.
This Amendment binds the undersigned and their respective successors, heirs, personal representatives, and assigns.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have executed this Amendment to Waiver of Registration Rights effective as of April 29, 2024.

TALIS BIOMEDICAL CORPORATION

By: /s/ Robert J. Kelley

Robert J. Kelley

Chief Executive Officer

BAKER BROTHERS LIFE SCIENCES L.P.

By: BAKER BROS. ADVISORS LP, management company and investment adviser to BAKER BROTHERS LIFE SCIENCES, L.P., pursuant to authority granted to it by Baker Brothers Life Sciences Capital, L.P., general partner to BAKER BROTHERS LIFE SCIENCES, L.P., and not as the general partner

By: /s/ Scott Lessing

Scott Lessing

President

667, L.P.

By: BAKER BROS. ADVISORS LP, management company and investment adviser to 667, L.P., pursuant to authority granted to it by Baker Biotech Capital, L.P., general partner to 667, L.P., and not as the general partner

By: /s/ Scott Lessing

Scott Lessing

President